SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

ITUS Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ITUS CORPORATION

12100 Wilshire Boulevard, Suite 1275

Los Angeles, CA 90025

July 10, 2015

To the Stockholders of ITUS Corporation:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Wednesday, August 26, 2015, at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, CA 90292, to consider and vote upon the following proposals:

1.                  To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015; and

3.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

The Board has fixed the close of business on July 1, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Meeting.

Sincerely yours,

/s/ Robert A. Berman
Robert A. Berman
President and Chief Executive Officer
ITUS Corporation

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IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, please read the proxy statement and promptly vote your proxy VIA the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED APRIL 30, 2015 AND JANUARY 31, 2015 AND OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED OCTOBER 31, 2014 ARE AVAILABLE ON THE INTERNET AT http://ir.ITUSCORP.com/all-sec-filings OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

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ITUS CORPORATION

12100 Wilshire Boulevard, Suite 1275

Los Angeles, CA 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 26, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ITUS Corporation (the “Company”) for use at the 2015 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof(the “Meeting”). The Meeting will be held at 11:00 a.m. on Wednesday, August 26, 2015, at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, CA 90292, for the following purposes:

1.                To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2016 Annual Meeting of   Stockholders, or until their successors are elected and qualified;

2.                To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015; and

3.                To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees and the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

Stockholders of record of our common stock at the close of business on July 1, 2015 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Meeting by visiting the website: http://www.ituscorp.com/.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

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            This notice and the attached proxy statement are first being disseminated to stockholders on or about July 17, 2015.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dean Krouch
Dean Krouch
Secretary

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 26, 2015: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended October 31, 2014, as amended, is available at: http://www.ituscorp.com/.

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TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1-5
THE ANNUAL MEETING	6-8
PROPOSAL 1 ELECTION OF DIRECTORS	9-23
PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF THE COMPANY’SINDEPENDENT AUDITORS FOR FISCAL 2015	24-25
OTHER INFORMATION	26

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PROXY STATEMENT

ITUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m. on Wednesday, August 26, 2015

at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, CA 90292

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2015 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m. on Wednesday, August 26, 2015, at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, CA 90292, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about July 17, 2015. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to ITUS Corporation as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

• This Proxy Statement for the Meeting; and

• The Company’s Annual Report on Form 10-K for the year ended October 31, 2014, as amended.

If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on tohttp://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

• View the Company’s proxy materials for the Meeting on the Internet; and

• Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.01 per share (“Common Stock”), on July 1, 2015 (the “Record Date”) may attend and vote at the Meeting. There were 8,767,420 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 27 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Robert Berman, our President and Chief Executive Officer, and/or Lewis H. Titterton, our Chairman, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.                  To elect Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of Haskell & White LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015; and

3.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

            There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided with the Internet Availability Notice.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a stockholder of record, you may vote in person at the Meeting. The Company will give you a ballot when you arrive.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

(1)        Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(2)        Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Internet Availability Notice.

(3)        In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(4)        By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•	By mail: You may obtain a paper copy of the proxy materials by writing to us at ITUS Corporation, 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025, Attn: Dean Krouch, Secretary.

•	By telephone. You may obtain a paper copy of the proxy materials by calling 1(800)-579-1639 or the Company at (310) 484-5200.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before August 12, 2015 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•                     sending a written notice to Dean Krouch, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•                     signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•                     attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes(i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2015.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our corporate Secretary, Dean Krouch, at (310) 484-5200 or by sending a letter to Mr. Krouch at the offices of the Company at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of ITUS Corporation, as part of the solicitation of proxies by our Board for use at the Meeting to be held on August 26, 2015, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about July 17, 2015.  This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, Place of Meeting

            The Meeting will be held on at 11:00 a.m. on Wednesday, August 26, 2015, at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, CA 90292, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.                  To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2016 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.                  To ratify the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015; and

3.                  To transact such other business as may properly come before the Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

Record Date and Voting Power

            Our Board fixed the close of business on July 1, 2015, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 8,767,420 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 8,767,420 votes may be cast at this Meeting.

Quorum and Required Vote

            A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions will count as present for purposes of establishing a quorum.

            In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors.

            The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending October 31, 2015. Abstentions are considered present for purposes of establishing a quorum but will have no effect on the election of directors or the ratification of the appointment of the Auditor.

Voting

You can vote your shares at the Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must do one of the following:

•

Use the Internet to vote by going to the Internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote; or

•	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do one of the above, you will designate the President and Chief Executive Officer of the Company and the corporate Secretary of the Company to act as your proxies at the Meeting. One of them will then vote your shares at the Meeting in accordance with the instructions you have given them via the internet or on the proxy card with respect to the proposals presented in this Proxy Statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Meeting.

Alternatively, you can vote your shares in person by attending the Meeting. You will be given a ballot at the meeting.

While we know of no other matters to be acted upon at this year’s Meeting, it is possible that other matters may be presented at the Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

A special note for those who plan to attend the Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Meeting unless you obtain a legal proxy from the record holder of your shares.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, as amended, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

            You can contact our corporate Secretary, Dean Krouch, at (310) 484-5200 or by sending a letter to Mr. Krouch at offices of the Company at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025. The Company’s telephone number at such address is (310) 484-5200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Meeting.  Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2016 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Board Qualifications

            We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of six directors, Lewis H. Titterton, Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Dr. Andrea Belz and Dale Fox.  On June 15, 2015, the Board unanimously voted to decrease the number of directors serving on the Board from six to five directors. Accordingly, five directors are to be elected at the Meeting, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify.  Lewis H. Titterton, Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox were nominated for reelection to the Board.  All of the Director Nominees are available for election as members of the Board.  If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Mr. Titterton has served as a director since August 16, 2010, the Chairman of the Board since July 20, 2012 and interim Chief Executive Officer from August 21, 2012 until September 19, 2012.  Mr. Titterton is currently also Chairman of the Board of NYMED, Inc., a diversified health services company.  His background is in high technology with an emphasis on health care and he has been with NYMED, Inc. since 1989.  Mr. Titterton founded MedE America, Inc. in 1986 and was Chief Executive Officer of Management and Planning Services, Inc. from 1978 to 1986.  Mr. Titterton also served as one of our Directors from July 1999 to January 2003.  He holds a M.B.A. from the State University of New York at Albany, and a B.A. degree from Cornell University.

Mr. Berman has served as our President and Chief Executive Officer since September 19, 2012 and was elected to our Board on November 30, 2012. Mr. Berman has experience in a broad variety of areas including finance, acquisitions, marketing, and the development, licensing, and monetization of intellectual property.  He was recently the CEO of IP Dispute Resolution Corporation (“IPDR”), a consulting company focused on technology licensing and product development, from March 2007 to September 2012. Prior to IPDR, Mr. Berman was the Chief Operating Officer and General Counsel of Acacia Research Corporation from 2000 to March 2007.   Mr. Berman holds a J.D. from the Northwestern University School of Law and a B.S. in Entrepreneurial Management from the Wharton School of the University of Pennsylvania.

Dr. Kumar has served on our Board since November 30, 2012 and has been a strategic advisor to the Company since September 19, 2012.  On June 15, 2015, Dr. Kumar was appointed Vice Chairman of the Company and Executive Chairman of Anixa Diagnostics Corporation, a wholly-owned subsidiary of the Company. Upon his appointment as Executive Chairman of Anixa, Dr. Kumar resigned from his position as the CEO of Geo Fossil Fuels LLC, an energy company, which he had held since December 2010.  From September 2001 to June 2010, Dr. Kumar was President and CEO of CombiMatrix Corporation, a NASDAQ listed biotechnology company and also served as director from September 2000 to June 2012.  Dr. Kumar was Vice President of Life Sciences of Acacia Research Corp., a publicly traded investment company, from July 2000 to August 2007 and also served as a director from January 2003 to August 2007.   Dr. Kumar has served as Chairman of the board of directors of Ascent Solar Technologies, Inc., a publicly-held solar energy company, since June 2007, and as a director of Aeolus Pharmaceuticals, Inc. since June 2004.  Dr. Kumar holds an A.B. in Chemistry from Occidental College and Ph.D. from Caltech and completed his post-doctoral training at Harvard University.

Mr. Johnson has served on our Board since August 29, 2012.  Mr. Johnson has been a commodity trader on the Chicago Mercantile Exchange for over 40 years. He served as a member of the board of directors of CME Group Inc. from 1998 to May 2015. He had previously served as President, Director and part-owner of Packers Trading Company, a former futures commissions merchant/clearing firm at the CME from 1969 to 2003. He also serves on the board of directors of the Chicago Crime Commission. Mr. Johnson holds a B.S. in Marketing from Bradley University and a J.D. from John Marshall Law School.

Mr. Fox is an entrepreneur and innovator who has launched many companies. He is currently the CEO of Tribogenics, a start-up company he co-founded in 2010 that develops portable, powerful X-ray devices based, in part, upon a technology conceived and licensed from the University of California, Los Angeles.  Mr. Fox has raised numerous rounds of capital for many types of companies, including venture capital, strategic investments, and other financings.  Mr. Fox has built executive and advisory teams. He received a Bachelor of Business Administration degree from Southern Methodist University’s Cox School of Business. Since 2009, Mr. Fox has taught at the Founders Institute where he teaches classes on start-ups and continues to mentor young entrepreneurs.

We believe that our Board represents a desirable mix of backgrounds, skills, and experiences. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Mr. Titterton has been involved with our Company as a director or investor for over nineteen years. Mr. Titterton also has substantial experience with advising on the strategic development of technology companies and over forty years of experience in various aspects of the technology industry.

Mr. Berman has experience in both investing in and starting new ventures and new technologies, in areas including finance, acquisitions, operations, and marketing, and has served as an officer of another publicly traded company.

Dr. Kumar has experience in technology driven startups, both at the board and operating levels, in a  broad variety of areas including finance, acquisitions, R&D, and marketing, and has served as a director and officer of another publicly traded company.

Mr. Johnson has been involved with the Company as an investor for over 12 years and has over 30 years’ experience in the capital markets as a result of his investment background.

Mr. Fox is an experienced startup entrepreneur and inventor who has successfully launched a number of companies. As a result, Mr. Fox has gained experience is a broad variety of other areas including finance, research and development and marketing,

In addition to the foregoing, we believe that each of the Director Nominees is well-qualified to serve as a member of our Board due to their prior experience and work with on our Board.

Required Vote

            In the election of directors, the five persons receiving the highest number of affirmative votes at the Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company	Director and/or Executive Officer Since
Lewis H. Titterton, Jr.	70	Chairman of the Board	2010
Robert A. Berman	52	Director, President and Chief Executive Officer	2012
Henry P. Herms	69	Chief Financial Officer and Vice President – Finance	2000
Dr. Amit Kumar	50	Vice Chairman of the Board, Executive Chairman and Chief Executive Officer of Anixa Diagnostics	2012
Bruce F. Johnson	73	Director	2012
Dr. Andrea Belz	43	Director	2014
Dale Fox	48	Director	2014

Dr. Belz is an advisor in technology commercialization, specializing in start-up and emerging companies whose core businesses frequently involve the licensing of patented technologies. A faculty member at the University of Southern California (USC) since 2012, Dr. Belz currently holds faculty appointments in the Marshall School of Business, Viterbi School of Engineering, and the Iovine/Young Academy.  In 2014, Dr. Belz became founding Director of Innovation Node- Los Angeles, a collaboration between USC, California Institute of Technology, and University of California - Los Angeles funded by the National Science Foundation and focused on university entrepreneurship.  Since 2002, her consulting practice has helped initiate spin-up and spinout efforts at some of the world’s leading sources of patented technologies, including Caltech, NASA’s Jet Propulsion Laboratory, BP, Occidental Petroleum, Avery Dennison,  and UCLA.   From 2010-2014, Dr. Belz served as the Chairperson of the Los Angeles Chapter of the Licensing Executives Society, an organization for intellectual property professionals with chapters throughout the United States and Canada, serving as a national trainer for courses on best practices in licensing. Dr. Belz has been an Executive Committee Board Member at Caltech spinoff Ondax (privately held) since 2013. Dr. Belz holds a PhD in physics from the California Institute of Technology, an MBA in finance from the Pepperdine University Graziadio School of Business, and a BS in physics from the University of Maryland at College Park.

Mr. Herms has served as our Chief Financial Officer and Vice President – Finance since November 2000 and served as one of our Directors from August 2001 through August 2014. Mr. Herms was also our Chief Financial Officer from 1982 to 1987. He is also a former audit manager and CPA with the firm of Arthur Andersen LLP. He holds a B.B.A. degree from Adelphi University. Mr. Herms has a deep understanding of the financial aspects of our business. He also has substantial experience as a public accountant, which is important to the Board’s ability to review our consolidated financial statements, assess potential financings and strategies and otherwise supervise and evaluate our business decisions.

Except for Dr. Kumar and Mr. Johnson, none of our current directors or executive officers has served as a director of another public company within the past five years.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer.  There are no family relationships between any of the Company’s directors, Director Nominees or executive officers.  To the Company’s knowledge there have been no material legal proceedings as described in Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

 General

Our Board oversees the activities of our management in the handling of the business and affairs of our Company. As part of the Board’s oversight responsibility, it monitors developments in the area of corporate governance, including new SEC requirements, and periodically reviews and amends, as appropriate, our governance policies and procedures.

On July 10, 2015 our Common Stock began trading on the Nasdaq Capital Market. As a result, we are now subject to the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”).

Director Independence

The Board has determined that each of Messrs. Fox, Johnson and Titterton and Dr. Belz are “independent directors” as defined in Rule 5605 of the Nasdaq Listing Rules. Independent directors are free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment in evaluating transactions contemplated by the Company.

Committees of the Board

On July 9, 2015, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at http://www.irITUScorp.com.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

The members of the audit committee are Messrs. Titterton (Chairman), Johnson and Fox. Our Board has determined that Mr. Titterton qualifies as an audit committee financial expert as defined by SEC rules, based on his education, experience and background. Please see Mr. Titterton’s biographical information above for a description of his relevant experience.

Compensation Committee

The Compensation Committee will be at all times composed of exclusively independent directors. Among other functions, the Compensation Committee will oversee the compensation of the Company’s chief executive officer and other executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

The members of the compensation committee are Messrs. Titterton (Chairman), Johnson and Fox.

Nominating and Corporate Governance Committee

The Nominating Committee will be at all times composed of exclusively independent directors. The principal duties and responsibilities of the Nominating Committee are to identify qualified individuals to become board members, recommend to the Board individuals to be designated as nominees for election as directors at the annual meetings of stockholders, and develop and recommend to the Board the Company’s corporate governance guidelines. In selecting directors, the Nominating Committee will consider candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below.  The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise.

•         Candidates should be individuals of personal integrity and ethical character.

•         Candidates should have background, achievements, and experience that will enhance our Board.  This may come from experience in areas important to our business, substantial accomplishments or prior or current associations with institutions noted for their excellence.

•         Candidates should have demonstrated leadership ability, the intelligence and ability to make independent analytical inquiries and the ability to exercise sound business judgment.

•         Candidates should be free from conflicts that would impair their ability to discharge the fiduciary duties owed as a director to ITUS and its stockholders, and we will consider directors’ independence from our management and stockholders.

•         Candidates should have, and be prepared to devote, adequate time and energy to the Board and its committees to ensure the diligent performance of their duties, including by attending meetings of the Board and its committees.

•         Due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds and experiences, as well as age, gender and ethnicity.

•         Consideration will also be given to relevant legal and regulatory requirements.

We are of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors accumulate during their tenure.  Accordingly, the process of the Nominating Committee for identifying nominees for directors will reflect our practice of generally re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Nominating Committee believes continue to make important contributions and who consent to continue their service on the Board.  If the Nominating Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and that there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Nominating Committee’s view the incumbent should not be re-nominated, the Nominating Committee will, absent special circumstances, generally propose the incumbent director for re-election.  Although we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the Nominating Committee will take into account the personal characteristics (gender, ethnicity and age), skills and experience, qualifications and background of current and prospective directors’ diversity as one factor in identifying and evaluating potential director candidates, so that the Board, as a whole, will possess what the nominating and corporate governance committee believes are appropriate skills, talent, expertise and backgrounds necessary to oversee our Company’s business.

If the incumbent directors are not nominated for re-election or if there is otherwise a vacancy on the Board, the Nominating Committee may solicit recommendations for nominees from persons that the Nominating Committee believes are likely to be familiar with qualified candidates, including from members of the Board and management.  While the Nominating Committee may also engage a professional search firm to assist in identifying qualified candidates, the Nominating Committee did not engage any third party to identify or evaluate or assist in identifying or evaluating the Director Nominees.   We do not have a policy with regard to the consideration of director candidates recommended by stockholders.  Due to the size of our Company and Board, the Nominating Committee does not believe that such a policy is necessary.

Depending on its level of familiarity with the candidates, the Nominating Committee may choose to interview certain candidates that it believes may possess qualifications and expertise required for membership on the Board.  It may also gather such other information it deems appropriate to develop a well-rounded view of the candidate.  Based on reports from those interviews or from Board members with personal knowledge and experience with a candidate, and on all other available information and relevant considerations, the Nominating Committee will select and nominate candidates who, in its view, are most suited for membership on the Board.

The members of the nominating and corporate governance committee are Messrs. Titterton (Chairman), Johnson and Fox.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role — Mr. Titterton is our Chairman of the Board and Mr. Berman is our President and Chief Executive Officer. The decision whether to combine or separate these positions depends on what our Board deems to be in the long term interest of stockholders in light of prevailing circumstances. Mr. Titterton has served as our Chairman since July 20, 2012. Mr. Berman has served as our Chief Executive Officer since September 19, 2012. This arrangement has allowed our Chairman to lead the Board, while our Chief Executive Officer has focused primarily on managing the daily operations of the Company. The separation of duties provides strong leadership for the Board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its employees and operations.

Our Board currently consists of six directors. On June 15, 2015, the Board unanimously voted to decrease the number of directors serving on the Board to five directors.  The Board has not appointed a lead independent director.  Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company.  In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits.  Therefore, the Board has determined that a lead independent director is not necessary at this time.  To the extent the composition of the Board changes and/or grows in the future, the Board may reevaluate the need for a lead independent director.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management.  Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value.  A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company.  As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board.  Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management.  In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures.  Additional review or reporting on risk is conducted as needed or as requested by our Board.

Attendance

There were 10 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2014.  Messrs. Titterton, Berman and Johnson and Dr. Kumar each attended at least 75% of the aggregate number of meetings of the Board. Mr. Fox and Dr. Belz were elected directors in August 2014. From the date of their appointment through the end of fiscal year 2014 there were 3 meetings of the Board. Mr. Fox attended all 3 meetings and Dr. Belz attended 1 meeting. We encourage our directors to attend the annual meeting of stockholders.

Each of the Audit Committee, Compensation Committee or Nominating Committee were established on July 9, 2015. Accordingly, none of the committees held any meetings during fiscal 2014 and the Nominating Committee did not nominate the Director Nominees up for election at this Annual Meeting.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.  We will provide a copy of our code of ethics to any person without charge, upon request.  For a copy of our code of ethics write to Secretary, ITUS Corporation, 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC.  Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.  Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2014.

Transactions with Related Persons

As more fully disclosed under the heading “Selling Stockholders” in the Company’s Registration Statement on Form S-1, Registration No. 333-188096, initially filed with the SEC on April 24, 2013, on January 25, 2013, we completed a private placement of $1,765,000 principal amount of 8% Convertible Debentures due 2015 and warrants to purchase 235,310 shares of Common Stock.  We had the option to pay any interest on the debentures in Common Stock based on the average of the closing prices of our Common Stock for the 10 trading days immediately preceding the interest payment date.  During June and July 2013, $325,000 principal amount of these debentures were converted into 86,671 shares of Common Stock.  During 2014, an aggregate of $1,240,000 principal amount of these debentures were converted into 330,684 shares of Common Stock.  The principal amount outstanding of these debentures of $200,000 was paid in full during April 2014. Robert A. Berman, the Company’s President, Chief Executive Officer and a director, Dr. Amit Kumar, a consultant and director of the Company, and Bruce Johnson, a director of the Company, purchased $50,000, $100,000, and $100,000, respectively, of securities in this offering. Mr. Berman, Dr. Kumar and Mr. Johnson received 13,334 shares, 26,668 shares and 26,668 shares, respectively, upon conversion of the debentures and 860 shares, 1,720 shares and 1,720 shares, respectively, in payment of interest on the debentures.  Jeffery Tittertonand Christopher Titterton, the adult sons of Lewis H. Titterton, our Chairman of the Board, purchased $25,000 and $25,000, respectively, of securities in this offering.  Jeffery Titterton and Christopher Titterton have received 6,667 shares and 6,667 shares, respectively, upon conversion of the debentures and 430 shares and 339 shares, respectively, in payment of interest on the debentures.

As more fully described in “Executive Compensation - Employment Agreements,” on September 19, 2012, we entered into an employment agreement with Robert A. Berman, the Company’s President, Chief Executive Officer and a director, and concurrently issued to Mr. Berman options to purchase 640,000 shares of the Company’s common stock.

On September 19, 2012, the Company entered into a Consulting Agreement with Dr. Amit Kumar (the "Kumar Agreement"), a director of the Company, pursuant to which Dr. Kumar agreed to provide business consulting services for an annual consulting fee of $120,000 (Dr. Kumar's fee was initially deferred until a Cash Milestone (as defined in the agreement) was achieved). In connection with the Kumar Agreement, the Company granted Dr. Kumar options to purchase 640,000 shares of the Company's common stock, with an exercise price of $5.4375 (on February 5, 2015 the exercise price was reduced to $2.575 per share). Dr. Kumar has also earned a $50,000 bonus pursuant to the Kumar Agreement. The Kumar Agreement was amended on November 8, 2013 to modify the vesting schedule of any unvested options. If Dr. Kumar's services are terminated by the Company or he terminates his services for any reason or no reason, the Company will be obligated to pay to Dr. Kumar only any earned compensation and/or bonus due under the Kumar Agreement and any unpaid reasonable and necessary expenses, due to him through the date of termination.  All such payments will be made in a lump sum immediately following termination.

On July 15, 2014, the Company sold 640,000 shares of its common stock and warrants to purchase 320,000 shares of its common stock in a registered direct offering for gross proceeds of $4,000,000. Lewis H. Titterton, the Chairman of the Board of the Company, Dr. Amit Kumar, a consultant and director of the Company, and Tisha Stender, the former Chief Operating Officer and Legal Counsel of the Company, purchased $25,000, $25,000, and $200,000, respectively, of securities in this offering. Specifically, Mr. Titterton received 4,000 shares and 2,000 warrants, Dr. Kumar received 4,000 shares and 2,000 warrants and Ms. Stender received 32,000 shares and 16,000 warrants in this offering. On March 5, 2015, in connection with Ms. Stender’s severance arrangement, the Company re-purchased 32,000 shares of the Company’s common stock from Ms. Stender at 25 cents per share, the price at which Ms. Stender acquired the shares in July of 2014.  The Company also cancelled the corresponding warrant that was issued in connection with the July 2014 stock purchase.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations.  Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us.  The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended October 31, 2014, 2013 and 2012, with respect to compensation awarded to, earned by or paid to our current Chief Executive Officer, our Chief Operating Officer and Legal Counsel and our Chief Financial Officer (the “Named Executive Officers”).  No other executive officer received total compensation in excess of $100,000 during fiscal year 2014.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)
Robert A. Berman Chief Executive Officer and Director	2014 2013 2012	$300,000 $290,000 $ 32,223	$200,000 $ 50,000 $ -	$ 254,480 $ - $2,882,667	$ 8,320 $ - $ -	$ 762,800 $ 340,000 $2,914,890
TishaStender Chief Operating Officer and Legal Counsel (3)	2014	$ 78,200	$ -	$ 850,200	$ -	$ 928,840
Henry P. Herms Chief Financial Officer, Vice President- Finance Director	2014 2013 2012	$168,000 $150,000 $150,000	$ - $ - $ -	$ 92,455 $ - $ 69,219	$ - $ 15,033 $ 15,033	$ 260,455 $ 166,665 $ 234,252

(1)  Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal years ended October 31, 2014, 2013 and 2012 for each Named Executive Officer in accordance with Accounting Standards Codification (“ASC”) 718 and also reflects the amendment of certain options on November 8, 2013 and the repricing of certain options on September 5, 2012. A discussion of assumptions used in valuation of option awards may be found in Note 3 to our Consolidated Financial Statements for fiscal year ended October 31, 2014, included elsewhere in this prospectus.

(2)  Amounts in the All Other Compensation column reflect, for each Named Executive Officer, the sum of the incremental cost to us of all perquisites and personal benefits, which consisted solely of life insurance premiums for the fiscal year ended October 31, 2014 and auto allowance and related expenses for fiscal years ended October 31, 2013 and 2012.

(3)  As of January 30, 2015, Ms. Stender is no longer employed by the Company.

Employment Agreements

Employment Agreement with Robert Berman

On September 19, 2012, the Company entered into an Employment Agreement with Mr. Berman (the “Berman Agreement”) to serve as President and Chief Executive Officer of the Company.  Pursuant to the Berman Agreement, Mr. Berman was to receive an annual base salary of $290,000, provided, however that payment of his salary was to be deferred until the Cash Milestone (as described below) was achieved.  In February 2013, the Board elected to commence paying Mr. Berman his salary effective February 1, 2013, but his deferred salary, which has been earned and accrued, has not yet been paid.  In August 2013, the Cash Milestone was achieved.

In addition to his base salary, Mr. Berman was entitled to a cash bonus of $50,000, if the Company generates aggregate cash payments in excess of a specified amount (the “Cash Milestone”) prior to September 19, 2013.  The Cash Milestone bonus, which has been earned and accrued, has not yet been paid.  Mr. Berman was also entitled to two additional cash bonuses of $50,000 if the average trading price of the Company’s Common Stock exceeds two separate price targets (the “Stock Price Targets”) prior to September 19, 2013, which Stock Price Targets were not achieved prior to September 19, 2013.

The Company also granted Mr. Berman options to purchase 640,000 shares of the Company’s Common Stock, with an exercise price of $5.4375 which was the average of the high and the low sales price of the Common Stock on the trading day immediately preceding the approval of such options by the Board (on February 5, 2015 the exercise price was reduced to $2.575 per share). Half of the options vest in 36 equal monthly installments commencing on October 31, 2012, provided that if the Berman Agreement is terminated or constructively terminated by the Company without cause (as defined below), an additional 12 months of vesting will be accelerated and such accelerated options will become immediately exercisable. The balance of the options vest in three equal installments upon achievement of the Cash Milestone (which Cash Milestone has been achieved) and the Stock Price Targets (without regard to the 12 month period). The vesting conditions of the Stock Price Target options have been amended as described below. The options otherwise have the same terms and conditions as options granted under the Company’s 2010 Share Incentive Plan (as defined below).

If Mr. Berman’s employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company’s benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination.  All such payments shall be made in a lump sum immediately following termination as required by law.

“Cause” means (i) commission of or entrance of a plea of guilty or nolo contendere to a felony; (ii) conviction for engaging or having engaged in fraud, breach of fiduciary duty, a crime of moral turpitude, dishonesty, or other acts of willful misconduct or gross negligence in connection with the business affairs of the Company or its affiliates; (iii) a conviction for theft, embezzlement, or other intentional misappropriation of funds by employee from the Company or its affiliates; (iv) a conviction in connection with the willful engaging by employee in conduct which is demonstrably and materially injurious to the Company or its affiliates, monetarily or otherwise.

Amendment to Employment and Stock Option Agreements

Robert A. Berman’s employment agreement includes the grant of certain stock options.  On November 8, 2013, in light of the cost and expense of valuing the unvested portion of the options on a quarterly basis for financial reporting purposes, the Board approved an amendment to the Stock Price Target stock options awarded on September 19, 2012 (the “Option Awards”) to Mr. Berman.  The amendment modifies the Option Awards’ vesting conditions to provide that the unvested portion of the stock options will vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.  Prior to the amendment, the Option Awards had provided that the stock options would vest if certain milestone targets were met.  All the other terms and conditions of the Option Awards remain unchanged.

Stock Options

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on October 31, 2014:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un -Exercisable	Option Exercise Price ($)(8)	Option Expiration Date
Robert A. Berman	222,222(1) 106,667(2) 111,304(3) 12,222(4)	97,778(1) 102,029(3) 27,778(4)	$5.4375 $5.4375 $5.4375 $5.000	9/19/2022 9/19/2022 9/19/2022 11/8/2023
Henry P. Herms	4,000 4,000 2,000 2,000 3,000 4,000 4,000 8,333(5) 6,722(4)	3,667(5) 15,278(4)	$16.2500 $13.000 $3.6250 $17.5000 $3.6250 $3.6250 $9.2500 $5.8750 $5.0000	2/17/2015 10/30/2015 5/31/2016 11/20/2016 11/11/2017 10/7/2019 6/01/2021 9/19/2022 11/8/2018
Tisha Stender	6,667(6)	73,333(6) 80,000(7)	$6.2500 $6.2500	7/16/2024 7/16/2024

(1)   Options vest and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(2)   Options vested upon achievement of the Cash Milestone.

(3)   Options were to vest in two equal installments upon achievement of the Stock Price Targets. On November 8, 2013, the vesting conditions were modified by the Board to provide that the unvested portion of the stock options will vest in 23 consecutive monthly installments, commencing on November 30, 2013 through September 30, 2015.

(4)   Options vest and became exercisable in 36 consecutive monthly installments, beginning December 31, 2013 and continuing through November 30, 2016.

(5)   Options vest and became exercisable in 36 consecutive monthly installments, beginning October 31, 2012 and continuing through September 30, 2015.

(6)  Options vest and became exercisable in 36 consecutive monthly installments, beginning August 31, 2014 and continuing through July 3, 2017.

(7)  Options vest in two equal installments upon achievement of certain Company milestones.

(8)  On February 5, 2015, the option exercise prices were re-priced to $2.575 per share.

The following table sets forth certain information with respect to grants of stock options to the Named Executive Officers during fiscal year 2014:

GRANTS OF PLAN BASED AWARDS TABLE
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh) (4)	Grant Date Fair Value ($) (1)
Robert A. Berman	11/8/2013	40,000	$5.00	$168,100
Henry P. Herms	11/8/2013	22,000	$5.00	$92,455
Tisha Stender	7/16/2014	160,000(2)	$6.25(3)	$850,200

(1)     Represents the grant date fair value of stock option awards in accordance with Accounting Standards Codification (“ASC”) 718.

(2)     Reflects options granted to Ms. Stender under the Stender Agreement.

(3)     The exercise price was determined by calculating the average of the high and the low sales price of the common stock on the trading day immediately preceding the approval of such options by the Board.

(4)     On February 5, 2015, the exercise prices of the option awards were re-priced to $2.575 per share.

The following table summarizes the exercise of stock options during fiscal 2014 by Named Executives:

OPTION EXERCISES AND STOCK VESTED TABLE
	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Henry P. Herms	3,000	$2,482

                (1)         The value realized on exercise is calculated based on the difference between the exercise price of the options and the market price of the stock at the time of exercise.

Potential Payments upon Termination or Change in Control

Robert A. Berman

As more fully described in “Employment Agreement with Robert Berman,” if Mr. Berman is terminated without cause, an additional 12 months of vesting of his options will be accelerated and such accelerated options will become immediately exercisable.  The intrinsic value of such options would be $-0-, which was calculated by multiplying (a) 97,778 options (being the number of options granted to him on September 19, 2012 that would be accelerated) (b) an amount equal to the excess of (x) our closing share price on October 31, 2014 of $5.00 and (y) the options’ exercise price $5.4375 per share.

Options granted Mr. Berman on November 8, 2013 provide for the vesting of the unvested portion of his options to be accelerated and such accelerated options to become immediately exercisable if Mr. Berman is terminated without cause. The intrinsic value of such options would be $-0-, which was calculated by multiplying (a) 27,778 options (being the number of options granted to him on November 8, 2013 that would be accelerated) (b) an amount equal to the excess of (x) our closing share price on October 31, 2014 of $5.00 and (y) the options’ exercise price of $5.00 per share.

In addition to the acceleration of the options, if Mr. Berman’s employment is terminated by the Company or he terminates his employment for any reason or no reason, the Company shall be obligated to pay to Mr. Berman only any earned compensation and/or bonus due under the Berman Agreement, any unpaid reasonable and necessary expenses, and any accrued and unpaid benefits due to him in accordance with the terms and conditions of the Company’s benefit plans and policies including any accrued but unpaid vacation up to the cap of 20 days through the date of termination (which accrued and unpaid benefits would have a maximum value of $23,077).

            Henry P. Herms

           Mr. Herms’ outstanding unvested stock option awards granted under the 2010 Share Incentive Plan would immediately vest and become exercisable upon a change in control as defined below.  The intrinsic value of Mr. Herms’ outstanding options granted on September 19, 2012 would be $-0-, which was calculated by multiplying (a) 3,667 options (being the unvested portion of options granted to him on September 19, 2012 that he held on October 31, 2014) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2014 of $5.00 and (y) the options’ exercise price of $5.875 per share. The intrinsic value of Mr. Herms’ outstanding options granted on November 8, 2013 would be $-0-, which was calculated by multiplying (a) 15,278 options (being the unvested portion of options granted to him on November 8, 2014 that he held on October 31, 2014) by (b) an amount equal to the excess of (x) our closing share price on October 31, 2014 of $5.00 and (y) the options’ exercise price of $5.875 per share.

Under the 2010 Share Incentive Plan, “change in control” means:

•         Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

•         Change in Effective Control: A change in effective control of the Company occurs on the date that either:

o

Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

o

A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, that this paragraph will apply only to the Company if no other corporation is a majority shareholder.

•       Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired  during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time.

Director’s Compensation

There is no present arrangement for cash compensation of directors for services in that capacity.  Consistent with the non-employee director compensation approved on March 28, 2013 for calendar year 2013, on November 8, 2013, the Board approved an amendment to the 2010 Share Incentive Plan to provide that on January 1st of each year commencing on January 1, 2014, each non-employee director (a “Director Participant”) of the Company at that time shall automatically be granted a 10 year nonqualified stock option to purchase 12,000 shares of Common Stock (or 16,000 in the case of the Chairman of the Board to the extent he qualifies as a Director Participant), with an exercise price equal to the closing price on the date of grant, that will vest in four equal quarterly installments in the year of grant.  In addition, each person who is a Director Participant and joins the Board after January 1 of any year, shall be granted on the date such person joins the Board, a nonqualified stock option to purchase 12,000 shares of Common Stock (or 16,000 in the case of the Chairman of the Board) pro-rated based upon the number of calendar quarters remaining in the calendar year in which such person joins the Board (rounded up for partial quarters).

Our employee director, Robert A. Berman and former employee director Henry P. Herms, did not receive any additional compensation for services provided as a director during fiscal year 2014.  The following table sets forth compensation of Lewis H. Titterton, Bruce F. Johnson, Dr. Andrea Belz and Dale Fox, our non-employee directors and Kent B. Williams, our former non-employee director, for fiscal year 2014:

DIRECTORS COMPENSATION
Name	Option Awards ($) (1)	Bonus ($)	All Other Compensation ($)
Lewis H. Titterton	$567,580	-	-
Bruce F. Johnson	$ 47,460	-	-
Kent B. Williams	$118,590	-	-
Dr. Andrea Belz	$30,482	-	-
Dale Fox	$30,482	-	-
Dr. Amit Kumar (2)	-	-	-

(1)    Amounts in the Option Awards column represent the aggregate grant date fair value of stock option awards made during the fiscal year ended October 31, 2014, in accordance with ASC 718.  A discussion of assumptions used in valuation of option awards may be found in Note 3 to our Consolidated Financial Statements for fiscal year ended October 31, 2014, included elsewhere in this prospectus.  At October 31, 2014, Lewis H. Titterton, Brice F. Johnson, Dr. Andrea Belz and Dale Fox held unexercised stock options to purchase 224,400, 28,800, 6,000 and 6,000 shares respectively, of our Common Stock.

(2)    Dr. Kumar did not receive any compensation for his services as a director.  However, Dr. Kumar did receive compensation for his services as a consultant.  For more information about Dr. Kumar’s consultancy arrangements, see the section entitled “Transactions with Related Persons”.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2014

Introduction

On June 15, 2015, the Board appointed the firm of Haskell & White LLP to serve as the Company’s independent auditors for our fiscal year ending October 31, 2015. Stockholders will be asked to ratify Board’s appointment of the Auditor to serve as our independent auditors. The Board is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2016.

A representative of the Auditor is not expected to be present at the Meeting.

The Auditor has been our auditor since May 6, 2013. Prior to their appointment as the Auditor, KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm. KPMG served as the Company’s auditor for the fiscal years ended October 31, 2012 and 2011 until KPMG was dismissed by the Board. During the years ended October 31, 2012 and 2011 and through the subsequent interim period to May 6, 2013, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (2) reportable events. KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended October 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report on the consolidated financial statements of the Company as of and for the years ended October 31, 2012 and 2011 contained a separate paragraph stating that the Company has suffered recurring losses from operations, has negative working capital, and has a shareholders’ deficiency that raise substantial doubt about its ability to continue as a going concern.

During the years ended October 31, 2012 and 2011 and through the date hereof, neither the Company nor anyone acting on its behalf has consulted the Auditor with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that the Auditor concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event (each as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Fees

The following table describes fees for professional audit services rendered and billed by the Auditor from May 2013 through October 31, 2014, for the audit of our fiscal year 2014 and 2013 consolidated financial statements, the re-audit of our fiscal year 2012 consolidated financial statements and for other services during the fiscal years 2014 and 2013 and KPMG from November 1, 2012 through May 2013, for the audit of our consolidated financial statements and for other services during fiscal 2013.

Type of Fee	2014	2013

Audit Fees (1)	$82,280	$400,330
Audit Related Fees (2)	37,130	79,000
Tax Fees	-	-
All Other Fees	-	-
Total	$119,410	$479,330

       (1)   Audit fees for fiscal year 2013 represent fees billed for services rendered during fiscal 2013 by Haskell & White LLP and KPMG LLP of $109,330 and $291,000, respectively, for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q, including Haskell & White LLP’s re-audit of our fiscal year 2012 consolidated financial statements.  Audit fees for fiscal year 2014 represent fees billed for services rendered during fiscal 2014 by Haskell & White LLP for the audit of our consolidated financial statements and review of our quarterly reports on Form 10-Q.

        (2)    Audit related fees for fiscal year 2013 represent fees billed for services rendered during fiscal 2013 by KPMG LLP in connection with our Form S-1 Registration Statement filed during fiscal 2013. Audit related fees for fiscal year 2014 represent fees billed for services rendered during fiscal 2014 by Haskell & White in connection with our Form S-3 Registration Statements filed during fiscal 2014.

Our Board has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2014. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the full Board. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Board of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015 requires the affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at this Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2015.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 8,767,420 shares of Common Stock outstanding. As of the Record Date, no shares of preferred stock were issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

The following table sets forth information regarding the beneficial ownership of our Common Stock as of July 1, 2015, by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock; (ii) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of commons stock; each of our named executive officers and directors; and all of our executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)(5)	Percent of Class (6)
Lewis H. Titterton Jr. 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	658,441	7.39%
Robert A. Berman 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	691,994	7.38%
Dr. Amit Kumar 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	748,410	7.97%
Bruce F. Johnson 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	417,219	4.75%
Henry P. Herms 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	65,625	*
Dr. Andrea Belz 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	12,000	*
Dale Fox 12100 Wilshire Boulevard, Suite 1275 Los Angeles, CA 90025	12,000	*
All Directors and Executive Officers as a Group (6 persons)	2,605,689	25.20%
* Less than 1%.

(1)        A beneficial owner of a security includes any person who directly or indirectly has or shares voting power and/or investment power with respect to such security or has the right to obtain such voting power and/or investment power within sixty (60) days.  Except as otherwise noted, each designated beneficial owner in this proxy statement has sole voting power and investment power with respect to the shares of Common Stock beneficially owned by such person.

(2)        Includes 96,401 shares, 23,334 shares, 23,334 shares, 22,800 shares, 43,500 shares, 12,000 shares, 12,000 shares and 233,369 shares which Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson, Henry P. Herms, Dr. Andrea Belz, Dale Fox and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of options granted pursuant to the 2003 Share Incentive Plan and/or the 2010 Share Incentive Plan.

(3)        Includes 6,666 shares, 13,332 shares, 13,332 shares and 33,330 shares that Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of warrants purchased by them in the private placement on January 25, 2013.

(4)        Includes 2,000 shares, 2,000 shares, and 4,000 shares that Lewis H. Titterton Jr., Dr. Amit Kumar, and all directors and executive officers as a group, respectively, have the right to acquire within 60 days upon exercise of warrants purchased by them in the registered direct offering on July 15, 2014.

(5)        Includes 86,000 shares, 621,836 shares, 621,836 shares, 12,000 shares and 1,341,672 shares which Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and all directors and executive officers as a group, respectively, respectively, have the right to acquire within 60 days pursuant to option agreements with the Company.

(6) Based on 8,767,420 shares of Common Stock outstanding as of July 1, 2015. Excludes 37,952 shares of Common Stock that have been repurchased by the Company in the open market.

Deadline for Submission of Stockholder Proposals for 2016 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2016 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025 no later than April 28, 2016.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2016 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Robert Berman. Mr. Berman will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended October 31, 2014. Such Report includes the Company’s audited financial statements for the 2014 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dean Krouch, Secretary of the Company, at 12100 Wilshire Boulevard, Suite 1275, Los Angeles, CA 90025.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ROBERT BERMAN AND LEWIS TITTERTON, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ITUS CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON JULY 1, 2015, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 26, 2015, OR ANY ADJOURNMENT THEREOF.

1.         Election of Lewis H. Titterton Jr., Robert A. Berman, Dr. Amit Kumar, Bruce F. Johnson and Dale Fox, to hold office until the 2016 Annual Meeting of Stockholders or their successors are elected and qualified.

[    ]      FOR ALL THE NOMINEES

[    ]      WITHHOLD AUTHORITY FOR THE NOMINEES

[    ]      FOR ALL EXCEPT (see instructions)

[    ]      Lewis H. Titterton Jr.

[    ]      Robert A. Berman

[    ]      Dr. Amit Kumar

[    ]      Bruce F. Johnson

[    ]      Dale Fox

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.         To ratify the appointment by the Board of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2015:

                        [    ] FOR           [    ] AGAINST                      [    ] ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ITUS CORPORATION

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ITUS CORPORATION

ITUS CORP
12100 Wilshire Boulevard, Suite 1275
Los Angeles, CA 90025

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
   Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Lewis H. Titterton, Jr.   02 Robert A. Berman   03 Dr. Amit Kumar   04 Bruce F. Johnson   05 Dale Fox

02 0000000000

The Board of Directors recommends you vote FOR the following proposal:

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   JOB #   Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000252819_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

ITUS CORPORATION
Annual Meeting of Stockholders
August 26, 2015 11:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of ITUS Corporation hereby appoints Robert A. Berman and Lewis H. Titterton, or any of them, with full power of substitution, as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of ITUS Corporation to be held at the Marina del Rey Hotel, 13534 Bali Way, Marina del Rey, California 90292, on August 26, 2015 at 11:00 AM, and any adjournment(s) or postponement(s) thereof, and to vote thereat all shares of common Stock of ITUS Corporation which the undersigned would be entitled to vote if personally present in accordance with the instructions on the reverse side of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000252819_2 R1.0.0.51160

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

ITUS CORP

ITUS CORPORATION

ITUS CORP
12100 Wilshire Boulevard, Suite 1275
Los Angeles, CA 90025

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 01, 2015
Date: August 26, 2015 **Time:** 11:00 AM PST
Location: Marina del Rey Hotel
13534 Bali Way
Marina del Rey, CA 90292

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000252818_1 R1.0.0.51160

— Before You Vote —

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1. Notice & Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Lewis H. Titterton, Jr. 02 Robert A. Berman 03 Dr. Amit Kumar 04 Bruce F. Johnson 05 Dale Fox

The Board of Directors recommends you vote FOR the following proposal:

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Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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